FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

            THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT ("First Amendment") dated as of May __, 1998, by and among BARCLAY INVESTMENTS, INC., a New Jersey corporation ("Purchaser"), WILLIAM L. SMITH and JANET R. SMITH ("Shareholders"), and R&S TRUCK BODY COMPANY, INC., a Kentucky corporation ("R&S").

                              PRELIMINARY STATEMENT

            WHEREAS, Purchaser, Shareholders and R&S are parties to the Stock Purchase Agreement dated as of February 13, 1998 ("Purchase Agreement"); and

            WHEREAS, Purchaser, Shareholders and R&S desire to amend the Purchase Agreement in accordance with the terms and provisions hereof.

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Purchase Agreement.

            2. Amendments to Purchase Agreement.

                  (a) Section 3.1 of the Purchase Agreement is hereby amended
            (i) to change the date of "May 31, 1998" referenced therein to "June 22, 1998" and (ii) to add the following sentences at the end thereof:

                  "In computing the earnings of R&S from January 1, 1998 through the Closing Date, the certified public accountants for R&S shall monitor a physical inventory of R&S to be conducted not earlier than three (3) days prior to the Closing Date (with the expected inventory date to be June 20, 1998). The Purchaser shall have the right to observe with its accountants the physical inventory to be conducted at R&S."

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                  (b) Section 3.2 of the Purchase Agreement is hereby amended to change the date of "May 31, 1998" referenced therein to "June 22, 1998."

                  (c) Article 4 of the Purchase Agreement is hereby amended to change the date of "May 31, 1998" referenced therein to "June 22, 1998."

                  (d) Section 9.2 of the Purchase Agreement is hereby amended in its entirety to read as follows:

                        "Section 9.2 Accrued Bonus Compensation. On or before
                  the Closing Date, R&S shall be permitted to make a good faith estimate of and pay out the accrued management and employee bonuses due under the current bonus program for the period from January 1, 1998 through the Closing Date. Once the earnings of R&S for the period from January 1, 1998 through the Closing Date are determined in accordance with this Agreement, any adjustments necessary to such bonuses shall be made."

            3. Disclosure Exhibits. In accordance with the terms of the Purchase Agreement, Shareholders have provided various updates to the Disclosure Exhibits dated March 2, 1998 ("Exhibits") by means of letters dated May 15, 1998 and May 21, 1998 from R&S and a letter dated May 27, 1998 from Keating, Muething & Klekamp, P.L.L., counsel to R&S (which, together with the attachments thereto, are collectively referred to as the "Exhibit Updates"). The parties hereto agree that the Exhibits shall be deemed amended to include the additional information and disclosures set forth in the Exhibit Updates.

            4. Miscellaneous.

                  (a) All of the terms, conditions and provisions of the Purchase Agreement not herein modified shall remain in full force and effect.

                  (b) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Delaware.

                  (c) This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.


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                  (d) This First Amendment may be executed in several
counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.

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            IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by or on behalf of the parties as of the day and in the year first above written.

SIGNED IN THE PRESENCE OF:                BARCLAY INVESTMENTS, INC.,
                                          Purchaser

__________________________                By:____________________________

Printed:__________________                Name:__________________________

__________________________                Title:_________________________

Printed:__________________

__________________________                _______________________________
                                          WILLIAM L. SMITH, Shareholder
Printed:__________________

__________________________

Printed:__________________

__________________________                _______________________________
                                          JANET R. SMITH, Shareholder
Printed:__________________

__________________________

Printed:__________________

                                          R&S TRUCK BODY COMPANY, INC.


__________________________                By:____________________________

Printed:__________________                Name:__________________________

__________________________                Title:_________________________

Printed:__________________


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